CROMPTON & KNOWLES CORPORATION

                Employee Stock Ownership Plan

                        EXHIBIT INDEX

        Form 11-K for the Fiscal Year Ended December 31, 1995

Exhibit                       Description
  No.                         of Exhibit

  1. Consent of KPMG Peat Marwick LLP independent certified public accountants.